As filed with the Securities and Exchange Commission on February 26, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 26, 2004

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-15929	Progress Energy, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411 State of Incorporation: North Carolina	56-2155481

1-8349	Florida Progress Corporation 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: Florida	59-2147112

1-3274	Florida Power Corporation d/b/a Progress Energy Florida, Inc. 100 Central Avenue St. Petersburg, Florida 33701-3324 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

1-3382	Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411 State of Incorporation: North Carolina	56-0165465

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by four registrants:

Progress Energy, Inc., Florida Progress Corporation, Florida Power

Corporation d/b/a Progress Energy Florida, Inc. and Carolina Power &

Light Company d/b/a Progress Energy Carolinas, Inc. Information

contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 26, 2004, several members of Progress Energy will speak to various members of the investment community. The entire slide presentation can be accessed via Progress Energy’s web site at www.progress-energy.com/webcasts.

The slide presentation to be given at the conference by Geoff Chatas, Executive Vice President and Chief Financial Officer of Progress Energy, Inc. contains information regarding the results of operations and financial condition of Progress Energy, Inc. and certain of its subsidiaries. The slide presentation is attached to this report as Exhibit 99.1 and is incorporated herein.

At that same February 26, 2004 conference, Progress Energy, Inc.’s February 2004 Data Book will be made available to participants. The Data Book contains information regarding the results of operations and financial condition of Progress Energy, Inc. and certain of its subsidiaries. The Data Book is attached to this report as Exhibit 99.2 and is incorporated herein.

Exhibits 99.1 and 99.2 include references to ongoing earnings, a non-GAAP financial measure. Progress Energy’s management uses ongoing earnings to evaluate the operations of the company and to establish goals for management and employees. Management believes this presentation is appropriate and enables investors to compare more accurately the company’s ongoing financial performance over the periods presented. Ongoing earnings as presented here may not be comparable to similarly titled measures used by other companies. Reconciling adjustments from GAAP earnings to ongoing earnings are included within each Exhibit.

Exhibits 99.1 and 99.2 contain business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. FLORIDA PROGRESS CORPORATION FLORIDA POWER CORPORATION CAROLINA POWER & LIGHT COMPANY Registrants

By:	/s/ Robert H. Bazemore

Robert H. Bazemore Vice President—Accounting

Date: February 26, 2004

Index to Exhibits

Exhibit No.	Description
99.1	Slide Presentation of Geoff Chatas, Executive Vice President and Chief Financial Officer of Progress Energy, Inc., given on February 26, 2004

99.2	Progress Energy, Inc.’s February 2004 Data Book